                      AMERICAN HONDA FINANCE CORPORATION
       MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust

                         07/01/99  through  07/31/99

I. ORIGINAL DEAL PARAMETER INPUTS
    (A) Total Portfolio Balance                                                                           $729,507,751.69
    (B) Total Securities Balance                                                                          $729,507,751.69
    (C) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                                       $179,424,000.00
      (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                                    24.60%
      (iii) Class A-1 Notes Rate                                                                                    4.974%
      (iv)  Class A-1 Notes Accrual Basis                                                                      Actual/360
    (D) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                                       $195,000,000.00
      (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                                    26.73%
      (iii) Class A-2 Notes Rate                                                                                    5.186%
      (iv)  Class A-2 Notes Accrual Basis                                                                      Actual/360
    (E) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                                       $208,000,000.00
      (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     28.51%
      (iii) Class A-3 Notes Rate                                                                                    5.300%
      (iv)  Class A-3 Notes Accrual Basis                                                                          30/360
    (F) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                                       $110,608,000.00
      (ii)  Class A-4 Notes Percentage (E(i)/B)                                                                     15.16%
      (iii) Class A-4 Notes Rate                                                                                    5.350%
      (iv)  Class A-4 Notes Accrual Basis                                                                          30/360
    (G) Certificates
      (i)   Certificates Balance                                                                           $36,475,751.69
      (ii)  Certificates Percentage (G(i)/B)                                                                         5.00%
      (iii) Certificates Rate                                                                                       5.350%
      (iv)  Certificates Accrual Basis                                                                             30/360
    (H) Servicing Fee Rate                                                                                           1.00%
    (I) Portfolio Summary
      (i)   Weighted Average Coupon (WAC)                                                                            7.03%
      (ii)  Weighted Average Original Maturity (WAOM)                                                               53.38 months
      (iii) Weighted Average Remaining Maturity (WAM)                                                               47.86 months
      (iv)  Number of Receivables                                                                                  58,899
    (J) Reserve Account
      (i)   Reserve Account Initial Deposit Percentage                                                               0.75%
      (ii)  Reserve Account Initial Deposit                                                                 $5,471,308.14
      (iii) Specified Reserve Account Balance (lesser of I(iii)(a or b or c) if 2.25%
            loss and delinquency triggers not hit - otherwise greater of I(iii)(a or b or c))
       (a)  Percent of Original Securities Balance                                                                   0.75%
       (b)  Trigger Percent of Remaining Securities Balance                                                          2.25%
       (c)  Remaining Securities Balance                                                                           100.00%
    (K) Yield Supplement Account Deposit                                                                   $11,124,729.26

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
    (A) Total Portfolio Balance                                                                           $597,650,558.20
    (B) Total Securities Balance                                                                          $597,650,558.20
    (C) Cumulative Note and Certificate Pool Factor                                                             0.8192518
    (D) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                                        $47,566,806.51
      (ii)  Class A-1 Notes Pool Factor                                                                         0.2651084
      (iii) Class A-1 Notes Interest Carryover Shortfall                                                            $0.00
      (iv)  Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
    (E) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                                       $195,000,000.00
      (ii)  Class A-2 Notes Pool Factor                                                                         1.0000000
      (iii) Class A-2 Notes Interest Carryover Shortfall                                                            $0.00
      (iv)  Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
    (F) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                                       $208,000,000.00
      (ii)  Class A-3 Notes Pool Factor                                                                         1.0000000
      (iii) Class A-3 Notes Interest Carryover Shortfall                                                            $0.00
      (iv)  Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
    (G) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                                       $110,608,000.00
      (ii)  Class A-4 Notes Pool Factor                                                                         1.0000000
      (iii) Class A-4 Notes Interest Carryover Shortfall                                                            $0.00
      (iv) Class A-4 Notes Principal Carryover Shortfall                                                            $0.00
    (H) Certificates
      (i)   Certificates Balance                                                                           $36,475,751.69
      (ii)  Certificates Pool Factor                                                                            1.0000000
      (iii) Certificates Interest Carryover Shortfall                                                               $0.00
      (iv)  Certificates Principal Carryover Shortfall                                                              $0.00
    (I) Servicing Fee
      (i)   Servicing Fee Shortfall                                                                                 $0.00
    (J) End of Prior Month Account Balances


                      AMERICAN HONDA FINANCE CORPORATION
       MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust

                         07/01/99  through  07/31/99



      (i)   Reserve Account                                                                                 $5,471,308.14
      (ii)  Yield Supplement Account                                                                        $8,286,158.23
      (iii) Payahead Account                                                                                $1,386,472.94
      (iv) Advances Outstanding                                                                               $472,464.76
    (K) Portfolio Summary as of End of Prior Month
      (i)   Weighted Average Coupon (WAC)                                                                            6.99%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                               42.65 months
      (iii) Number of Receivables                                                                                  53,905

III. MONTHLY INPUTS FROM THE MAINFRAME
    (A) Precomputed Contracts Principal
      (i)   Scheduled Principal Collections                                                                 $3,017,670.85
      (ii)  Prepayments in Full                                                                             $1,460,955.19
      (iii) Prepayments in Full due to Repurchases                                                                  $0.00
    (B) Precomputed Contracts Total Collections                                                             $5,207,974.57
    (C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))                                       $729,348.53
    (D) Simple Interest Receivables Principal
      (i)   Principal Collections                                                                           16,278,758.36
      (ii)  Prepayments in Full                                                                                     $0.00
      (iii) Repurchased Receivables Related to Principal                                                            $0.00
    (E) Simple Interest Receivables Interest
      (i)   Simple Interest Collections                                                                     $2,700,914.00
    (F) Payment Advance for Precomputes
      (i)   Reimbursement of Previous Advances                                                                $184,953.81
      (ii)  Current Advance Amount                                                                            $185,650.52
    (G) Interest Advance for simple Interest - Net                                                                  $0.00
    (H) Payahead Account
      (i)  Payments Applied                                                                                   $273,876.65
      (ii) Additional Payaheads                                                                               $304,858.16
    (I) Portfolio Summary as of End of Month
      (i)   Weighted Average Coupon (WAC)                                                                            6.99%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                               41.79 months
      (iii) Remaining Number of Receivables                                                                        52,866
    (J) Delinquent Receivables                                           #  Unit                      Dollar Amount
                                                                   ---------------------   ---------------------------------
      (i)  30-59 Days Delinquent                                       356     0.67%         $4,360,197.00           0.76%
      (ii) 60-89 Days Delinquent                                        57     0.11%           $605,133.00           0.10%
      (ii) 90 Days or More Delinquent                                   19     0.04%           $183,263.00           0.03%
    (K) Vehicles Repossessed During Collection Period                   32     0.06%           $476,753.57           0.08%
    (L) Total Accumulated Repossessed Vehicles in Inventory             55     0.10%           $774,399.86           0.13%

IV. INPUTS DERIVED FROM OTHER SOURCES
    (A) Collection Account Investment Income                                                                            $0.00
    (B) Reserve Account Investment Income                                                                          $21,903.34
    (C) Yield Supplement Account Investment Income                                                                 $33,172.02
    (D) Trust Fees Expense                                                                                              $0.00
    (E) Aggregate Net Losses for Collection Period                                                                $262,377.17
    (F) Liquidated Receivables Information
      (i) Gross Principal Balance on Liquidated Receivables                                                        564,318.53
      (ii) Liquidation Proceeds                                                                                    292,158.98
      (ii) Recoveries from Prior Month Charge Offs                                                                  $9,782.38
    (G) Days in Accrual Period                                                                                             32
    (H) Deal age                                                                                                            7

                                                        MONTHLY COLLECTIONS


V. INTEREST COLLECTIONS
    (A) Total Interest Collections  (III(C+E(i)+G)                                                             $3,430,959.24

VI. PRINCIPAL COLLECTIONS
    (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $20,757,384.40
    (B) Liquidation Proceeds  (IV(H(i)))                                                                          292,158.98
    (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
    (D) Recoveries from Prior Month Charge Offs (IV(H(ii)))                                                         9,782.38
                                                                                                             ---------------
    (E) Total Principal Collections   (A+B+C+D)                                                               $21,059,325.76

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(C)+VI(E))                                                   $24,490,285.00

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                   $423,188.45

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                         $24,913,473.45


                      AMERICAN HONDA FINANCE CORPORATION
       MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust

                         07/01/99  through  07/31/99


                                                     MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS
    (A) Servicing Fee
      (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                       $498,042.13
      (ii)  Servicing Fee Paid                                                                                    498,042.13
                                                                                                             ---------------
      (iii) Servicing Fee Shortfall                                                                                    $0.00
    (B) Reserve Account Investment Income (IV(B))                                                                 $21,903.34
    (C) Yield Supplement Account Investment Income  (IV(C))                                                       $33,172.02
    (D) Trust Fees Expense (IV(D))                                                                                     $0.00


XI. DISTRIBUTIONS TO NOTEHOLDERS
    (A) Interest
      (i) Class A-1 Notes
         (a)   Class A-1 Notes Interest Due                                                                      $210,308.71
         (b)  Class A-1 Notes Interest Paid                                                                       210,308.71
                                                                                                             ---------------
         (c) Class A-1 Notes Interest Shortfall                                                                        $0.00

      (ii) Class A-2 Notes
         (a)   Class A-2 Notes Interest Due                                                                      $898,906.67
         (b)  Class A-2 Notes Interest Paid                                                                       898,906.67
                                                                                                             ---------------
         (c) Class A-2 Notes Interest Shortfall                                                                        $0.00

      (iii) Class A-3 Notes
         (a)   Class A-3 Notes Interest Due                                                                      $918,666.67
         (b)  Class A-3 Notes Interest Paid                                                                       918,666.67
                                                                                                             ---------------
         (c) Class A-3 Notes Interest Shortfall                                                                        $0.00

      (iv) Class A-4 Notes
         (a)   Class A-4 Notes Interest Due                                                                      $493,127.33
         (b)  Class A-4 Notes Interest Paid                                                                       493,127.33
                                                                                                             ---------------
         (c) Class A-4 Notes Interest Shortfall                                                                        $0.00

      (v) Total Note Interest
         (a)   Total Note Interest Due                                                                         $2,521,009.37
         (b)  Total Note Interest Paid                                                                          2,521,009.37
                                                                                                             ---------------
         (c) Total Note Interest Shortfall                                                                             $0.00
         (d) Reserve Fund Withdrawn for Note Interest                                                                  $0.00

Amount available for distributions after Fees & Interest (VIII-(IX(A)(ii)-(D))-X(A)(v)(b))                    $21,894,421.94
    (B) Principal
      (i) Noteholders' Principal Distribution Amounts                                                         $21,321,702.93
      (ii) Class A-1 Notes Principal

         (a)   Class A-1 Notes Principal Due                                                                  $21,321,702.93
         (b)  Class A-1 Notes Principal Paid                                                                   21,321,702.93
                                                                                                             ---------------
         (c) Class A-1 Notes Principal Shortfall                                                                       $0.00
         (d) Reserve Fund drawn                                                                                        $0.00

      (iii) Class A-2 Notes Principal
         (a)   Class A-2 Notes Principal Due                                                                           $0.00
         (b)  Class A-2 Notes Principal Paid                                                                            0.00
                                                                                                             ---------------
         (c) Class A-2 Notes Principal Shortfall                                                                       $0.00
         (d) Reserve Fund drawn                                                                                        $0.00

      (iv) Class A-3 Notes Principal
         (a)   Class A-3 Notes Principal Due                                                                           $0.00
         (b)  Class A-3 Notes Principal Paid                                                                            0.00
                                                                                                             ---------------
         (c) Class A-3 Notes Principal Shortfall                                                                       $0.00
         (d) Reserve Fund drawn                                                                                        $0.00

      (v) Class A-4 Notes Principal
         (a)   Class A-4 Notes Principal Due                                                                           $0.00
         (b)  Class A-4 Notes Principal Paid                                                                            0.00
                                                                                                             ---------------
         (c) Class A-4 Notes Principal Shortfall                                                                       $0.00
         (d) Reserve Fund drawn                                                                                        $0.00

      (vi) Total Notes Principal
         (a)   Total Notes Principal Due                                                                      $21,321,702.93
         (b)  Total Notes Principal Paid                                                                       21,321,702.93
                                                                                                             ---------------
         (c) Total Notes Principal Shortfall                                                                           $0.00
         (d) Reserve Fund drawn                                                                                        $0.00

XII. RESERVE FUND DEPOSIT
    Amount available for deposit into reserve fund                                                               $572,719.01
    Amount deposited into reserve fund                                                                                  0.00
                                                                                                             ---------------
    Excess fund available to Cerificateholders                                                                    572,719.01
                                                                                                             ---------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
    (A) Interest
      (i)   Certificates Interest Due                                                                            $162,621.06
      (ii)  Certificates Monthly Interest Paid                                                                    162,621.06
                                                                                                             ---------------
      (iii) Certificates Monthly Interest Shortfall                                                                    $0.00
    (B) Principal

      (i)   Certificates Principal Due                                                                                 $0.00
      (ii)  Certificates Principal Paid                                                                                 0.00
                                                                                                             ---------------
      (iii) Certificates Principal Shortfall                                                                           $0.00

    (C) Release to Seller                                                                                        $410,097.95


                      AMERICAN HONDA FINANCE CORPORATION
       MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust

                         07/01/99  through  07/31/99


                                                       DISTRIBUTIONS SUMMARY



    (A) Total Collections                                                                                     $24,913,473.45
    (B) Service Fee                                                                                              $498,042.13
    (C) Class A1 Amount                                                                                       $21,532,011.64
    (D) Class A2 Amount                                                                                          $898,906.67
    (E) Class A3 Amount                                                                                          $918,666.67
    (F) Class A4 Amount                                                                                          $493,127.33
    (G) Amount of Deposited  into Reserve Account                                                                      $0.00
    (H) Certificateholders                                                                                       $162,621.06
    (I) Release to seller                                                                                        $410,097.95
    (J) Total amount distributed                                                                              $24,913,473.45
    (K) Amount of Draw from Reserve Account                                                                             0.00


                                                   PORTFOLIO AND SECURITY SUMMARY

                                                                                  Beginning                      End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                      of Period                   of Period
                                                                                -------------              ---------------
    (A) Balances and Principal Factors
      (i)    Aggregate Balance of Notes                                         $561,174,806.51             $539,853,103.58
      (ii)   Note Pool Factor                                                         0.8192518                   0.7789728
      (iii)  Class A-1 Notes Balance                                              47,566,806.51               26,245,103.58
      (iv)   Class A-1 Notes Pool Factor                                              0.2651084                   0.1462742
      (v)    Class A-2 Notes Balance                                             195,000,000.00              195,000,000.00
      (vi)   Class A-2 Notes Pool Factor                                              1.0000000                   1.0000000
      (vii)  Class A-3 Notes Balance                                             208,000,000.00              208,000,000.00
      (viii) Class A-3 Notes Pool Factor                                              1.0000000                   1.0000000
      (ix)  Class A-4 Notes Balance                                              110,608,000.00              110,608,000.00
      (x) Class A-4 Notes Pool Factor                                                 1.0000000                   1.0000000
      (xi)   Certificates Balance                                                 36,475,751.69               36,475,751.69
      (xii)    Certificates Pool Factor                                               1.0000000                   1.0000000
      (xiii)   Total Principal Balance of Notes and Certificates                 597,650,558.20              576,328,855.27
    (B) Portfolio Information
      (i)   Weighted Average Coupon (WAC)                                                  6.99%                       6.99%
      (ii)  Weighted Average Remaining Maturity (WAM)                                     42.65 months                41.79 months
      (iii) Remaining Number of Receivables                                              53,905                      52,866
      (iv)  Portfolio Receivable Balance                                        $597,650,558.20             $576,328,855.27
    (C) Outstanding Advance Amount                                                  $472,464.76                 $473,161.47
    (D) Outstanding Payahead Balance                                              $1,386,472.94               $1,417,454.45


                                                        SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
    (A) Beginning Reserve Account Balance                                                                     $5,471,308.14
    (B) Draws                                                                                                          0.00
      (i)   Draw for Servicing Fee                                                                                     0.00
      (ii)  Draw for Interest                                                                                          0.00
      (iii) Draw for Realized Losses                                                                                   0.00
    (C) Excess Interest Deposited into the Reserve Account                                                       572,719.01
    (D) Reserve Account Balance Prior to Release                                                               6,044,027.15
    (E) Reserve Account Required Amount                                                                        5,471,308.14
    (F) Final Reserve Account Required Amount                                                                  5,471,308.14
    (G) Excess Reserve Account Amount                                                                            572,719.01
    (H) Ending Reserve Account Balance                                                                         5,471,308.14


XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
    (A) Beginning Yield Supplement Account Balance                                                             8,286,158.23
    (B) Investment Earnings                                                                                       33,172.02
    (C) Investment Earnings Withdraw                                                                              33,172.02
    (D) Additional Yield Supplement Amounts                                                                            0.00
    (E) Yield Supplement Deposit Amount                                                                          423,188.45
                                                                                                            ---------------
    (F) Ending Yield Supplement Account Balance                                                                7,862,969.78


XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
    (A) Liquidated Contracts
      (i)   Liquidation Proceeds                                                                                $292,158.98
      (ii) Recoveries on Previously Liquidated Contracts                                                           9,782.38
    (B) Aggregate Net Losses for Collection Period                                                               262,377.17
    (C) Net Loss Rate for Collection Period (annualized)                                                               0.54%
    (D) Cumulative Net Losses for all Periods                                                                    877,044.15
    (E) Delinquent Receivables                                  #  Units                  Dollar Amount
                                                           ------------------    -----------------------------
      (i)  30-59 Days Delinquent                           356          0.67%    $4,360,197.00           0.76%
      (ii)  60-89 Days Delinquent                           57          0.11%      $605,133.00           0.10%


                      AMERICAN HONDA FINANCE CORPORATION
       MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust

                         07/01/99  through  07/31/99



      (ii) 90 Days or More Delinquent                       19          0.04%      $183,263.00           0.03%

XVIII. REPOSSESSION ACTIVITY                                    #  Units                  Dollar Amount
                                                           ------------------    -----------------------------
    (A) Vehicles Repossessed During Collection Period        32          0.06%    $476,753.57           0.08%
    (B) Total Accumulated Repossessed Vehicles in Inventory  55          0.10%    $774,399.86           0.13%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
    (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
      (i) Second Preceding Collection Period                                                                         0.34%
      (ii) Preceding Collection Period                                                                               0.16%
      (iii) Current Collection Period                                                                                0.54%
      (iv) Three Month Average (Avg(i,ii,iii))                                                                       0.34%
    (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
      (i) Second Preceding Collection Period                                                                         0.17%
      (ii) Preceding Collection Period                                                                               0.21%
      (iii) Current Collection Period                                                                                0.25%
      (iv) Three Month Average (Avg(i,ii,iii))                                                                       0.21%


    (C) Loss and Delinquency Trigger Indicator                                                   Trigger was not hit.




    I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.



       /s/ John Weisickle
       -------------------------
       Mr. John Weisickle
       Vice President / Finance